Exhibit 99.1

AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2013, by and among Saks Incorporated, a Tennessee corporation (“Parent”), Saks & Company, a New York corporation (“S&C”), Saks Fifth Avenue, Inc., a Massachusetts corporation (“5th Avenue”), Saks Fifth Avenue Texas LLC, a Delaware limited liability company (“SFAT LLC”), SCCA Store Holdings, Inc., a Delaware corporation (“SCCA Holdings”), Saks Direct, LLC, a Delaware limited liability company (“Direct LLC” and together with Parent, S&C, 5th Avenue, SFAT LLC and SCCA Holdings, each individually, a “Borrower” and collectively, “Borrowers”), Merchandise Credit, LLC, a Virginia limited liability company (“Merchandise”), Saks Fifth Avenue of Texas, Inc., a Delaware corporation (“SFAT Inc.”), Saks Holdings, Inc., a Delaware corporation (“Saks Holdings”), Tex SFA, Inc., a New York corporation (“Tex SFA” and, together with Merchandise, SFAT Inc. and Saks Holdings, each individually a “Guarantor” and collectively, “Guarantors”), the financial institutions from time to time parties to the Credit Agreement (as hereinafter defined) as lenders (such financial institutions, together with their respective successors and assigns, each individually as a “Lender” and collectively, the “Lenders”), and Wells Fargo Bank, National Association, a national banking association, successor by merger to Wells Fargo Retail Finance, LLC (“WF Bank”), as agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”).

W I T N E S S E T H:

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and provided and may hereafter make and provide loans, advances and other financial accommodations to Borrowers as set forth in the Second Amended and Restated Credit Agreement, dated November 23, 2009, by and among Agent, Lenders, Borrowers, WF Bank and General Electric Capital Corporation (“GECC”), as Co-Collateral Agents, Regions Bank (“Regions”), as Syndication Agent, GECC, as Documentation Agent, and Wells Fargo Capital Finance, LLC, Regions and GE Capital Markets, Inc., as Joint-Lead Arrangers and Joint-Lead Bookrunners (as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of March 29, 2011 and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Credit Agreement and this Amendment, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, effective on January 30, 2010, (a) Jackson Leasing, LLC, a Mississippi limited liability company, merged with and into Jackson Office Properties, Inc., a Delaware corporation (“Jackson”) with Jackson as the surviving entity, (b) each of Jackson and SFAILA, LLC, a Virginia limited liability company, merged with and into 5th Avenue with 5th Avenue as the surviving entity, (c) each of New York City Saks, LLC, a New York limited liability company and Saks Fifth Avenue Distribution Company, a Delaware corporation, merged with and into S&C with S&C as the surviving entity, (d) Saks Direct, Inc., a New York corporation, merged with and into Direct LLC with Direct LLC the surviving entity, and (e) each of SCIL Store Holdings, Inc., a Delaware corporation, SCIL, LLC, a Virginia limited liability company, and SCCA, LLC, a Virginia limited liability company, merged with and into SCCA Holdings with SCCA Holdings as the surviving entity;

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Credit Agreement, and Agent and Lenders are willing to make such amendments, subject to terms and conditions set forth herein; and

WHEREAS, by this Amendment, Borrowers, Guarantors, Agent and Lenders desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

1. Definitions.

(a) Additional Definitions. As used herein, the following terms shall have the following meanings given to them below, and the Credit Agreement and the other Loan Documents are hereby amended to include, in addition and not in limitation, the following:

(i) “Amendment No. 2” shall mean Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of March 28, 2013, among Agent, Lenders, Borrowers and Guarantors.

(ii) “Amendment No. 2 Effective Date” shall have the meaning set forth in Section 5 of Amendment No. 2.

(iii) “Amendment No. 2 Fee Letter” means that certain letter agreement, dated as of the Amendment No. 2 Effective Date, by and among Borrowers and Agent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) Amendment to Definitions.

(i) Applicable Margin. The definition of “Applicable Margin” set forth in Annex A to the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Applicable Margin’ means the rates for Base Rate Loans and Eurodollar Loans determined based on the pricing grid set forth below:

Level	Average Historical Availability	Base Rate Loans	LIBOR Rate Loans

1	Average Historical Availability greater than or equal to $400,000,000	0.50%	1.50%

2	Average Historical Availability greater than or equal to $200,000,000, but less than $400,000,000	0.75%	1.75%

3	Average Historical Availability less than $200,000,000	1.00%	2.00%

provided, that, (a) for the period from the Amendment No. 2 Effective Date through and including July 31, 2013, the Applicable Margin shall be the amount for Tier 2 set forth above and (b) the Applicable Margin shall be adjusted quarterly on a prospective basis on August 1, 2013 and the first day of each August, November, February and May thereafter (each, an “Adjustment Date”) based upon Average Historical Availability in the immediately preceding three (3) month period according to the applicable pricing grid above. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margin is to be implemented, no reduction may occur until the first Adjustment Date following the date upon which such Event of Default is waived.”

(ii) Borrowing Base. The definition of “Borrowing Base” set forth in Annex A to the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Borrowing Base’ means, at any time, an amount equal to (a) ninety percent (90%) of the Net Orderly Liquidation Value of Eligible Inventory multiplied by the cost of Eligible Inventory, plus (b) ninety percent (90%) of Eligible Credit Card Receivables, minus (c) Reserves from time to time established by the Co-Collateral Agents in their Reasonable Credit Judgment.”

(iii) The definition of “Commitment” set forth in Annex A to the Credit Agreement is hereby amended by deleting the phrase “as of the Closing Date are $500,000,000” and replacing it with “as of the Amendment No. 2 Effective Date are $600,000,000.”

(iv) The definition of “Letter of Credit Subfacility” set forth in Annex A to the Credit Agreement is hereby amended by deleting “$300,000,000” and replacing it with “$100,000,000.”

(v) The definition of “Maximum Revolver Amount” set forth in Annex A to the Credit Agreement is hereby amended by deleting “500,000,000” and replacing it with “$600,000,000.”

(vi) Stated Termination Date. The definition of “Stated Termination Date” set forth in Annex A to the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Stated Termination Date’ means March 28, 2018.”

(vii) The definition of “Unused Letter of Credit Subfacility” set forth in Annex A to the Credit Agreement is hereby amended by deleting “$300,000,000” and replacing it with “the Letter of Credit Subfacility.”

(viii) Unused Line Fee Rate. The definition of “Unused Line Fee Rate” set forth in Annex A to the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

“ ‘Unused Line Fee Rate’ means the rate determined based on the grid set forth below:

Level	Average Historical Availability	Unused Line Fee Rate

1	Average Historical Availability greater than or equal to $300,000,000	0.375%

2	Average Historical Availability less than $300,000,000	0.250%

The Unused Line Fee Rate through and including July 31, 2013 shall be the amount set forth in Level 1 above. Thereafter, the Unused Line Fee Rate shall be adjusted quarterly on a prospective basis on August 1, 2013 and on the first day of each August, November, February and May thereafter (each, an “Unused Adjustment Date”) based upon Average Historical Availability in the immediately preceding three (3) month period according to the grid above. If an Event of Default has occurred and is continuing at the time any reduction in the Unused Line Fee Rate is to be implemented, no reduction may occur until the first Unused Adjustment Date following the date upon which such Event of Default is waived.”

(c) Interpretation. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Total Facility.

(a) Section 1.1(a) of the Credit Agreement is hereby amended by deleting “$500,000,000” and replacing it with “$600,000,000.”

(b) Section 1.1 (c) of the Credit Agreement is hereby amended by deleting “$700,000,000” and replacing it with “$800,000,000.”

3. Making of Non-Ratable Loans. Section 1.2(h)(i) of the Credit Agreement is hereby amended by deleting “$37,500,000” and replacing it with “$50,000,000”.

4. Schedule of Commitments. Schedule 1.1 (Commitments) to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule attached as Exhibit A hereto.

5. Conditions Precedent. This Amendment shall become effective on the first date upon which each of the following conditions precedent has been satisfied in a manner reasonably satisfactory to Agent (such date, the “Amendment No. 2 Effective Date”):

(a) Agent shall have received this Amendment, duly authorized, executed and delivered by Borrowers, Guarantors and all of the Lenders;

(b) Agent shall have received, in form and substance satisfactory to Agent, the Amendment No. 2 Fee Letter, duly authorized, executed and delivered by each Borrower;

(c) Agent shall have received the fees provided for in the Amendment No. 2 Fee Letter;

(d) Agent shall have received, in form and substance satisfactory to Agent, a certificate of an appropriate officer of each Borrower and Guarantor dated as of the Amendment No. 2 Effective Date with respect to: (i) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of such Borrower or Guarantor approving and adopting Amendment No. 2 and the other Loan Documents related thereto (collectively, the “Amendment Documents”) to be executed by such Person, and authorizing the execution and delivery thereof; (ii) specimen signatures of officers or other appropriate representatives executing the Amendment Documents on behalf of such Borrower or Guarantor; (iii) the Organizational Documents of such Borrower or Guarantor certified as of a recent date by the Secretary of State of its state of organization; and (iv) true and correct copies of the Operating Documents of such Borrower or Guarantor; and

(e) no Default or Event of Default shall exist or shall have occurred and be continuing.

6. Representations, Warranties and Covenants. Each Borrower and Guarantor hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amendment), the truth and accuracy of which representations and warranties are a continuing condition of the making of Loans and providing Letters of Credit to Borrowers:

(a) each Borrower and Guarantor (i) is duly organized, incorporated or formed and validly existing in good standing under the laws of the state of its organization, incorporation or formation, (ii) is qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified would reasonably be expected to have a Material Adverse Effect, and (iii) has all requisite power and authority to conduct its business and to own its property;

(b) each Borrower and Guarantor has the power and authority to execute, deliver and perform this Amendment and the other Amendment Documents to which it is a party, has taken all necessary action (including obtaining approval of its stockholders or members if necessary) to authorize the execution, delivery, and performance of this Amendment and the other Amendment Documents to which it is a party;

(c) this Amendment and all of the other Amendment Documents to which it is a party have been duly executed and delivered by each Borrower and Guarantor, and constitute the legal, valid and binding obligations of each Borrower and Guarantor, enforceable against it in accordance with their respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

(d) except (in the case of clauses (i) and (ii) below) as would not reasonably be expected to result in a Material Adverse Effect, each Borrower’s and Guarantor’s execution, delivery, and performance of this Amendment and the other Amendment Documents to which it is a party do not and will not constitute a violation or breach of, or result in the imposition of any Lien upon any property of any Borrower or Guarantor by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument, including, without limitation, the Note Indentures, to which any Borrower or Guarantor is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Borrower or Guarantor, or (iii) the Organizational Documents or Operating Documents of any Borrower or Guarantor;

(e) the representations and warranties of Borrowers and Guarantors contained in the Credit Agreement and the other Loan Documents are correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Borrowers (or Administrative Borrower on behalf of Borrowers) that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

(f) no event exists, or would exist immediately after giving effect to this Amendment, which constitutes a Default or an Event of Default.

7. Effect of this Agreement. Except as expressly amended pursuant hereto, no other changes, waivers or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent that any provision of the Credit Agreement or any of the other Loan Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

8. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes hereof.

9. Release. Each Borrower and each Guarantor acknowledges and agrees that it has no claims, suits or causes of action against Agent or any Lender and hereby remises, releases and forever discharges Agent, each Lender, their officers, directors, shareholders, employees, agents, successors and assigns, and any of them, from any claims, suits or causes of action whatsoever, in law or at equity, which such Borrower or such Guarantor has or may have arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.

10. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto or thereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.

BORROWERS SAKS INCORPORATED

By:	/s/ Kevin G. Wills
Name:	Kevin G. Wills
Title:	Executive Vice President, Chief Financial Officer

SAKS & COMPANY

By:	/s/ Kevin G. Wills
Name:	Kevin G. Wills
Title:	Executive Vice President, Assistant Secretary

SAKS FIFTH AVENUE, INC. SAKS FIFTH AVENUE TEXAS LLC SCCA STORE HOLDINGS, INC. SAKS DIRECT, LLC

By:	/s/ Kevin G. Wills
Name:	Kevin G. Wills
Title:	President, Assistant Secretary

GUARANTORS: MERCHANDISE CREDIT, LLC SAKS FIFTH AVENUE OF TEXAS, INC. SAKS HOLDINGS, INC. TEX SFA, INC.

By:	/s/ Kevin G. Wills
Name:	Kevin G. Wills
Title:	President, Assistant Secretary

[SIGNATURE PAGES CONTINUE ON NEXT PAGE]

[Amendment No. 2 to Second Amended and Restated Credit Agreement]

[SIGNATURE PAGES CONTINUED FROM PREVIOUS PAGE]

AGENT AND LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Retail Finance, LLC, as Agent, and a Lender

By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Charles Chiodo
Name:	Charles Chiodo
Title:	Duly Authorized Signatory

REGIONS BANK

By:	/s/ Connie Ruan
Name:	Connie Ruan
Title:	Attorney-in-Fact

TD BANK, N.A.

By:	/s/ Eustachio Bruno
Name:	Eustachio Bruno
Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Lisa Hanson
Name:	Lisa Hanson
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kelli Lattanzio
Name:	Kelli Lattanzio
Title:	Assistant Vice President

CAPITAL ONE LEVERAGE FINANCE CORP.

By:	/s/ Julianne Low
Name:	Julianne Low
Title:	Vice President

[Amendment No. 2 to Second Amended and Restated Credit Agreement]

GE CAPITAL BANK

By:	/s/ Woodrow Broaders
Name:	Woodrow Broaders
Title:	Duly Authorized Signatory

[Amendment No. 2 to Second Amended and Restated Credit Agreement]